PILGRIM'S PRIDE CORPORATION
                  SECOND AMENDMENT TO SECURITY AGREEMENT
           RE:  ACCOUNTS RECEIVABLE, FARM PRODUCTS AND INVENTORY

     Reference  is  hereby  made  to  that  certain  Security Agreement Re:
Accounts Receivable, Farm Products and Inventory dated as of May 27, 1993, as amended (the "SECURITY AGREEMENT"), from the undersigned, Pilgrim's Pride Corporation, a Delaware corporation (the "COMPANY") to Harris Trust and Savings Bank, not individually but as agent (the "AGENT") for itself and such other lenders (collectively the "BANKS" and individually a "BANK") which from time to time become parties to that certain Secured Credit Agreement dated as of May 27, 1993, as amended and restated pursuant to the Amended and Restated Secured Credit Agreement dated as of August 11, 1997, as amended, among the Company, the Agent and the Banks (the "CREDIT AGREEMENT"). All defined terms used herein shall have the same meanings as in the Security Agreement unless otherwise defined herein.

     Concurrently herewith, the Company, the Agent and the Banks are amending the Credit Agreement to permit the Company to enter into accounts receivable securitization transactions from time to time. Also concurrently herewith the Company and Pilgrim's Pride Funding Corporation, a Delaware corporation ("FUNDING CORP.") are entering into a Purchase and Contribution Agreement pursuant to which the Company will sell to Funding Corp. all or substantially all of the Company's Receivables. Funding Corp. will then sell an undivided interest in all of such Receivables to Pooled Accounts Receivable Capital Corporation ("PAR CAPITAL") pursuant to a Receivables Purchase Agreement among the Company, Funding Corp., PAR
Capital and Nesbitt Burns Securities, Inc. In connection with the amendment to the Credit Agreement described above and the sales described above the Company has requested that the Agent release its security interest in the Company's Receivables under the Security Agreement and the Agent is willing to do so, all on the terms and conditions set forth herein. Accordingly, the Agent and the Company hereby agree as follows:

      1. The Agent hereby releases the security interest granted to it by the Company pursuant to the Security Agreement in any and all right, title and interest of the Company, whether now owned or existing or hereafter created, acquired or arising, in and to the following (the "RELEASED COLLATERAL"):

          (a) all Receivables (as hereinafter defined) of the Company that are sold or purported to be sold by Company to PPFC pursuant to the Purchase and Sale Agreement (the "SOLD RECEIVABLES");

          (b)  all Related Security with respect to Sold Receivables;

          (c) all monies due or to become due with respect to any of the foregoing;

          (d)  all books and records related to any of the foregoing; and

          (e) all proceeds of any of the foregoing (as defined in the applicable UCC) including without limitation, all funds which are received by Company, the PPFC or the Servicer, from or on behalf of the Obligors in payment of any amounts owed (including without limitation, finance charges, interest and all other charges) in respect of any Sold Receivable, or are applied to such amounts owed by the Company (including without limitation, insurance payments, if any, that Company or the Servicer applies in the ordinary course of its business to amounts owed in respect of any Sold Receivable).

     As used herein, the following terms shall have the following meanings:

          "CONTRACT" means, with respect to any Sold Receivable, any and all contracts, understandings, instruments, agreements, invoices, notes, or other writings pursuant to which such Sold Receivable arises or which evidences such Sold Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Sold Receivable.

          "OBLIGOR" means, with respect to any Sold Receivable the Person obligated to make payments pursuant to the Contract relating to such Sold Receivable.

          "PAR" means Pooled Accounts Receivable Capital Corporation, a Delaware corporation, as purchaser under the Receivables Purchase Agreement.

          "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

          "PILGRIM'S PRIDE" means Pilgrim's Pride Corporation, a Delaware corporation.

          "PPFC" means Pilgrim's Pride Funding Corporation, a Delaware corporation.

          "PURCHASE AND SALE AGREEMENT" means that certain Purchase and Sale Agreement dated as of June __, 1998, between Company and PPFC, as amended, supplemented, amended and restated or otherwise modified from time to time.

          "RECEIVABLE" means any indebtedness and other obligations owed to the Company or any right of the Company to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by the Company, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.

          "RECEIVABLES PURCHASE AGREEMENT" means that certain Receivables Purchase Agreement dated as of June __, 1998 among Company, as servicer, PPFC, as seller, PAR, as purchaser and Nesbitt Burns Securities Inc., as agent for PAR.

          "RELATED SECURITY" means, with respect to any Sold Receivable:

               (i) all of the Secured Party's interest in any goods, and documentation or title evidencing the shipment or storage of any goods, relating to any sale giving rise to such Sold Receivable;

              (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Sold Receivable, whether pursuant to the Contract related to such Sold Receivable or otherwise, together with all UCC financing statements or similar filings signed by an Obligor relating thereto; and

             (iii) all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Sold Receivable or otherwise relating to such Sold Receivable whether pursuant to the Contract related to such Sold Receivable or otherwise.

          "SERVICER" means Pilgrim's Pride, as initial Servicer together with its successors and permitted assigns in such capacity.

      2. The term "COLLATERAL" as used in the Security Agreement shall no longer include the Released Collateral.

      3.  Intentionally Omitted.

      4.  Intentionally Omitted.

      5.  Intentionally Omitted.

      6. Without limiting the foregoing, the Company hereby agrees that, notwithstanding the execution and delivery hereof, (i) all rights and remedies of the Agent under the Security Agreement, (ii) any liens or security interests created or provided for thereunder except liens and security interests in the Released Collateral, and (iii) all obligations of the Company thereunder are, and as amended hereby shall remain, in full force and effect for the benefit and security of all the Secured Obligations. Nothing herein contained shall in any manner affect or impair the liens and security interest created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect hereto.

      7. The Company hereby repeats and reaffirms all covenants, agreements, representations and warranties contained in the Security Agreement as supplemented hereby, each and all of which covenants, agreements, representations and warranties are and shall remain applicable to the Collateral and all the Secured Obligations.

      8. The Company hereby represents and warrants to the Banks that as of the date hereof and as of the time that this Amendment becomes effective, each of the representations and warranties set forth in the Security Agreement as amended hereby are and shall be and remain true and correct and the Company shall be in full compliance with all of the terms and conditions of the Security Agreement as amended hereby and no event of default under the Security Agreement as amended hereby, or any other event which with the lapse of time, the giving of notice or both would constitute such an event of default, shall have occurred and be continuing.

      9. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement, the Term Credit Agreement, the Reimbursement Agreement, the Security Agreement or any communication issued or made pursuant to or with respect to the Credit Agreement, the Term Credit Agreement, the Reimbursement Agreement, or the Security Agreement, any reference to the Security Agreement being sufficient to refer to the Security Agreement as amended hereby.

     10. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

     Upon execution hereof by the Agent and the Company in the manner hereinafter set forth, this Amendment shall be a contract between said parties for the purposes hereinabove set forth.

     Dated as of June __, 1998.

                                     PILGRIM'S PRIDE CORPORATION



                                     By

                                       Its________________________________


                                     HARRIS TRUST AND SAVINGS BANK,
                                       individually and as Agent


                                     By
                                        Its_______________________________